UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/31/2018

This Form N-CSRS/A amends the Form N-CSRS of the registrant for the semiannual reporting period ended May 31, 2018 filed with the Securities and Exchange Commission on August 2, 2018. The report to shareholders for the semiannual period ended May 31, 2018, contained within this Form N-CSRS/A as Item 1, has been restated due to an update to front cover of the semiannual report, from Oppenheimer International Equity Fund to Oppenheimer International Growth Fund, in the Form N-CSRS. The financial statements, including the statement of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets and the financial highlights were not affected.

Item 1. Reports to Stockholders.

Semiannual Report 5/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
6-Month	1.10%	-4.71%	0.27%
1-Year	8.16	1.94	9.67
5-Year	6.55	5.30	5.46
10-Year	4.72	4.10	1.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a cumulative total return of 1.10% during the reporting period. In comparison, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 0.27%. The Fund outperformed the Index in the Information Technology, Health Care and Consumer Staples sectors due to stock selection. An underweight position and stock selection in Financials also contributed to performance. Underperformers for the Fund included an underweight position in Energy, stock selection in Industrials and Consumer Discretionary, and an underweight position and stock selection in Materials.

With regard to countries, we remind investors that we are fundamental, bottom-up investors who view the world as one marketplace. Our geographic exposure is purely the result of our stock selection and does not reflect any views regarding the general economy of any country. During this reporting period, stocks in Switzerland, France and Germany benefited performance. Detractors included an underweight position and stock selection in China, and stock selection in the United Kingdom and India.

MARKET OVERVIEW

World equity markets surged in the fourth quarter of 2017 to bring a close to a very strong year. 2018 started on a similar note, with equity markets rising strongly in January on the positive sentiment provoked by the U.S. tax law changes. This was followed by a sharp correction in February and volatile range trading thereafter. Given the very strong performance of equity markets last year, a correction and consolidation seemed in order and we do not find it alarming.

The potential trade friction between the U.S. and China has garnered attention in the closing months of the reporting period. We are of the opinion that trade wars are counter-productive and slow world economic growth in general. However, in our view, the Fund would not be significantly affected should any of the proposed tariffs come into effect. Our emphasis is on highly differentiated businesses with significant pricing power in segments of the economy that are experiencing long-term secular growth. We don’t buy commodity producers or low-cost leaders. To the extent that any of our companies may incorporate some newly tariffed items into their finished products, they are expected to be able to pass on the cost.

A trade war, should it come, will not affect our investment philosophy, strategies, process, or the overall composition of our portfolio.

FUND REVIEW

Top performing holdings for the Fund this reporting period included NEX Group plc, Hermes International and Temenos AG.

3        OPPENHEIMER INTERNATIONAL GROWTH FUND

NEX Group plc, a UK company, is a “broker’s broker.” It is the intermediary between professional participants in many over-the-counter financial markets such as those for foreign exchange, bonds and some derivative instruments. During the period, the Chicago Mercantile Exchange (CME) bid for NEX and the share price rose to reflect the significant premium the CME proposes to pay.

Hermes International SCA is the well-known French luxury company that makes the iconic silk twill ties, scarves and handbags that many people crave. We have owned the company for many years as a luxury holding in our Bread, Booze and Bling theme. Luxury companies have been performing very well of late on the back of strong spending, particularly by the Chinese consumer, and Hermes is no exception.

Temenos AG is an enterprise software company focused on the banking industry. Modern regulatory requirements and the sheer weight of antiquated IT systems, often a residual of decades of mergers and acquisitions, are providing a tailwind for the company. 2016 brought several large new business wins from noteworthy developed market banks. The earnings from these new projects have begun to flow through during the reporting period and the stock price has responded favorably.

Detractors from performance included Iliad SA, Royal Boskalis Westminster and Technicolor SA.

Iliad SA is a French telecommunications and Internet service provider. It has recently entered the Italian market as a fourth carrier and is incurring significant customer acquisition costs, which are weighing on the stock. Iliad entered the French mobile market as a fourth carrier in 2012. In the short term it cratered pricing in the market to gain share. It now has 25% of the French mobile market and makes healthy returns from it.

Royal Boskalis Westminster, a Dutch company that we have owned for many years, is one of the very few major dredging companies in the world. Dredging projects are late-cycle activities, so dredging is not picking up as quickly as other industrial activities in response to the synchronized global recovery that began last year. This was clear when the company announced 2017 earnings during the reporting period. The stock declined in response. Royal Boskalis’s long-term growth has been supported by maritime trade, which requires harbor and canal maintenance and expansion; waterside landfill construction in urban centers such as New York City, Hong Kong, Singapore and so forth; offshore oil and gas and – increasingly – wind energy projects; lowering competition as smaller, government supported players fall out of the market. We believe these trends will continue to support Royal Boskalis.

Technicolor SA, a French company, is the only pure play on virtual reality available in the market. The company also has a strong DVD business and a legacy set-top box business. During the reporting period, the set-top box

4        OPPENHEIMER INTERNATIONAL GROWTH FUND

margins have suffered from a cyclical surge in the price of their component memory chips, and this has focused the attention of shorter-term investors, pressuring the share price. In our opinion, virtual reality entertainment is on a strong growth trajectory and Technicolor is well placed to monetize it. We continue to hold the stock.

STRATEGY & OUTLOOK

As is often the case in market downdrafts, our portfolio outperformed during the volatile reporting period.

Looking ahead, we would not be at all surprised to see continued volatility in equity markets the rest of the year. In our opinion, it is reasonable to expect this after the extremely high returns that equity markets delivered to investors last year. It is worth remembering the old adage “Markets don’t go up in a straight line.”

We will look to take advantage of the volatility to add to companies already held

George R. Evans, CFA
Lead-Portfolio Manager

in our portfolio and to add new companies to the portfolio from our watch list that have heretofore been too expensive for us to buy.

We remind investors that, when we add companies to the portfolio, we are comparing their present value to the value we think they can have three to five years from now and beyond. On average, when we buy a company, we hold it for 10 years. With this long-term approach, market volatility does not change our view on the kind of companies we would like in our portfolio. It does give us the opportunity to add, or add to, such holdings.

We are bottom up, global, growth investors with a mandate to buy non-U.S. companies. We look for companies that we believe are on the winning side of long-term structural trends, that have the ability to monetize them over a long period of time and that share with us the wealth they create. Those are the companies we believe we have in the portfolio and those are the kind of companies in which we will continue to invest in, regardless of short-term market conditions.

Robert B. Dunphy, CFA Co-Portfolio Manager

5        OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Infineon Technologies AG	2.5%
Temenos AG	2.2
SAP SE	2.0
Nippon Telegraph & Telephone Corp.	1.8
Keyence Corp.	1.7
STMicroelectronics NV	1.6
Continental AG	1.6
Koito Manufacturing Co. Ltd.	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.5
Hermes International	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN GEOGRAPHICAL HOLDINGS

France	15.9%
United Kingdom	12.9
Germany	12.4
Japan	12.0
Switzerland	11.2
Netherlands	5.2
Canada	4.2
Spain	4.1
Denmark	3.9
United States	3.5

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments.

6        OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	1.10%	8.16%	6.55%	4.72%
Class B (IGRWX)	3/25/96	0.67	7.30	5.74	4.23
Class C (OIGCX)	3/25/96	0.73	7.33	5.75	3.94
Class I (OIGIX)	3/29/12	1.30	8.60	7.02	8.44	*
Class R (OIGNX)	3/1/01	0.96	7.89	6.28	4.46
Class Y (OIGYX)	9/7/05	1.21	8.41	6.81	5.10

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	-4.71%	1.94%	5.30%	4.10%
Class B (IGRWX)	3/25/96	-4.33	2.30	5.42	4.23
Class C (OIGCX)	3/25/96	-0.27	6.33	5.75	3.94
Class I (OIGIX)	3/29/12	1.30	8.60	7.02	8.44	*
Class R (OIGNX)	3/1/01	0.96	7.89	6.28	4.46
Class Y (OIGYX)	9/7/05	1.21	8.41	6.81	5.10

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is

7        OPPENHEIMER INTERNATIONAL GROWTH FUND

shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
Class A	$ 1,000.00	$ 1,011.00	$ 5.53
Class B	1,000.00	1,006.70	9.45
Class C	1,000.00	1,007.30	9.30
Class I	1,000.00	1,013.00	3.47
Class R	1,000.00	1,009.60	6.79
Class Y	1,000.00	1,012.10	4.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.45	5.55
Class B	1,000.00	1,015.56	9.49
Class C	1,000.00	1,015.71	9.34
Class I	1,000.00	1,021.49	3.48
Class R	1,000.00	1,018.20	6.82
Class Y	1,000.00	1,020.64	4.34

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.88
Class C	1.85
Class I	0.69
Class R	1.35
Class Y	0.86

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS May 31, 2018 Unaudited

	Shares	Value

Common Stocks—97.6%

Consumer Discretionary—22.3%

Auto Components—4.7%
Continental AG	1,748,023	$443,653,543

Koito Manufacturing Co. Ltd.	5,882,800	431,052,354

Valeo SA1	6,423,273	407,017,994

		1,281,723,891

Automobiles—3.3%
Bayerische Motoren Werke AG	2,535,062	253,024,523

Hero MotoCorp Ltd.	7,102,282	372,689,822

Subaru Corp.	8,995,400	274,543,052

		900,257,397

Hotels, Restaurants & Leisure—3.3%
Carnival Corp.	6,511,299	405,523,702

Domino’s Pizza Group plc[2]	49,301,541	248,720,968

Whitbread plc	4,430,388	248,274,978

		902,519,648

Household Durables—1.2%
SEB SA1	1,763,577	318,185,666

Internet & Catalog Retail—0.5%
JD.com, Inc., ADR[1]	3,570,863	125,622,960

Media—2.2%
ProSiebenSat.1 Media SE	8,531,194	251,063,164

SES SA, Cl. A, FDR	16,943,670	292,683,638

Technicolor SA2	33,477,250	57,753,262

		601,500,064

Multiline Retail—0.9%
Dollarama, Inc.	2,187,138	252,433,443

Specialty Retail—1.2%
Nitori Holdings Co. Ltd.	1,823,000	312,639,803

Textiles, Apparel & Luxury Goods—5.0%
Cie Financiere Richemont SA	3,141,851	288,521,147

Hermes International	588,352	419,909,614

LVMH Moet Hennessy Louis Vuitton SE	1,219,820	423,648,546

Pandora AS	3,020,871	237,945,780

		1,370,025,087

	Shares	Value

Consumer Staples—11.2%

Beverages—2.2%

Heineken NV	2,852,233	$285,952,337

Pernod Ricard SA	1,839,872	309,934,957

		595,887,294

Food & Staples Retailing—2.7%
Alimentation Couche-Tard, Inc.,
Cl.B	5,237,865	218,708,940

CP ALL PCL	122,357,500	308,647,383

SPAR Group Ltd. (The)[2]	13,969,396	211,555,953

		738,912,276

Food Products—3.8%
Barry Callebaut AG	130,639	228,397,706

Saputo, Inc.	9,270,639	322,177,228

Unilever plc	3,297,246	181,783,299

WH Group Ltd.[3]	273,303,500	280,031,375

		1,012,389,608

Household Products—1.4%
Reckitt Benckiser Group plc	4,975,932	381,132,431

Tobacco—1.1%
Swedish Match AB	6,270,157	297,358,903

Energy—1.3%

Energy Equipment & Services—0.6%
TechnipFMC plc	5,613,106	177,061,567

Oil, Gas & Consumable Fuels—0.7%
Koninklijke Vopak NV	3,664,982	179,558,686

Financials—6.6%

Capital Markets—2.2%
NEX Group plc[2]	22,164,434	298,125,218

TP ICAP plc[2]	30,078,583	167,573,701

UBS Group AG1	9,052,624	136,031,795

		601,730,714

Commercial Banks—1.2%
ICICI Bank Ltd., Sponsored ADR	39,116,425	328,186,806

Consumer Finance—0.7%
Prosegur Cash SA3	66,118,133	179,895,850

Insurance—1.2%
Prudential plc	13,909,174	334,074,568

Real Estate Management & Development—1.3%
Scout24 AG2,3	6,643,276	340,499,727

11        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—10.3%

Biotechnology—2.9%
CSL Ltd.	2,876,000	$402,818,874

Grifols SA	12,605,881	370,336,859

		773,155,733

Health Care Equipment & Supplies—3.0%
Essilor International Cie Generale
d’Optique SA	1,804,928	246,678,780

Siemens Healthineers AG1,3	1,575,877	62,645,569

Sonova Holding AG	1,423,861	248,500,872

William Demant Holding AS1	7,108,439	258,631,674

		816,456,895

Life Sciences Tools & Services—1.2%
Lonza Group AG1	1,218,780	327,116,761

Pharmaceuticals—3.2%
Bayer AG	2,631,267	313,139,272

Novo Nordisk AS, Cl. B	7,406,499	352,258,657

Oxagen Ltd.1, [4]	214,287	2,848

Roche Holding AG	991,773	212,718,013

		878,118,790

Industrials—15.7%

Aerospace & Defense—1.2%
Airbus SE	2,736,543	313,999,855

Commercial Services & Supplies—2.1%
Edenred	9,023,976	290,862,765

Prosegur Cia de Seguridad SA2	39,375,470	270,691,602

		561,554,367

Construction & Engineering—0.8%
Boskalis Westminster[2]	7,701,514	212,548,375

Electrical Equipment—2.7%
Legrand SA	3,812,760	287,206,261

Melrose Industries plc	18,861,709	59,188,814

Nidec Corp.	2,573,470	397,219,951

		743,615,026

Machinery—4.7%
Aalberts Industries NV2	6,558,074	321,833,439

Atlas Copco AB1	7,720,590	7,002,642

Atlas Copco AB, Cl. A	7,720,588	305,566,710

	Shares	Value

Machinery (Continued)

Kubota Corp.	16,171,600	$271,120,885

VAT Group AG1,2,3	1,866,992	266,541,389

Weir Group plc (The)	4,056,817	118,204,575

		1,290,269,640

Professional Services—0.7%
Intertek Group plc	2,701,210	196,319,621

Trading Companies & Distributors—3.5%
Brenntag AG	4,150,924	239,569,207

Bunzl plc	12,210,938	371,771,373

Ferguson plc	2,178,816	168,861,840

Travis Perkins plc[2]	9,517,886	170,270,889

		950,473,309

Information Technology—23.7%

Communications Equipment—1.4%
Nokia OYJ	64,829,243	373,675,135

Electronic Equipment, Instruments, & Components—4.8%
Hitachi Ltd.	41,643,000	303,385,867

Hoya Corp.	5,207,110	307,930,618

Keyence Corp.	752,642	460,079,815

Spectris plc[2]	5,912,436	219,416,342

		1,290,812,642

Internet Software & Services—2.0%
Baidu, Inc., Sponsored ADR[1]	1,300,930	315,553,581

United Internet AG	3,504,054	223,874,238

		539,427,819

IT Services—2.9%
Amadeus IT Group SA	3,788,046	300,197,158

Atos SE	2,901,180	396,379,967

Cielo SA	20,909,100	95,040,454

		791,617,579

Semiconductors & Semiconductor Equipment—7.1%
ams AG1,2	4,580,150	394,574,658

ASML Holding NV	2,081,321	406,068,030

Infineon Technologies AG	24,630,881	676,863,055

STMicroelectronics NV	18,803,890	447,631,504

		1,925,137,247

Software—5.5%
Dassault Systemes SE	2,447,140	343,758,505

12        OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Software (Continued)
SAP SE	4,895,325	$551,488,325

Temenos AG1,2	4,097,578	608,483,224

		1,503,730,054

Materials—4.0%

Chemicals—2.2%
Essentra plc[2]	21,935,344	138,350,585

Novozymes AS, Cl. B	4,081,737	207,891,921

Sika AG	31,618	251,729,482

		597,971,988

Construction Materials—0.6%
James Hardie Industries plc	8,986,400	150,327,542

Containers & Packaging—1.2%
CCL Industries, Inc., Cl. B	6,819,366	337,497,081

Telecommunication Services—2.5%

Diversified Telecommunication Services—2.5%
Iliad SA	1,132,860	192,774,265

Nippon Telegraph & Telephone Corp.	10,631,400	497,843,778

		690,618,043

Total Common Stocks (Cost $18,918,538,357)		26,496,039,891

	Shares	Value

Preferred Stock—0.0%
Zee Entertainment
Enterprises Ltd.,
6% Cum. Non-Cv., 6.00% (Cost $315,166)	17,213,928	$1,966,723

	Units

Rights, Warrants and Certificates—0.0%

Sika Ltd. Rts., Strike Price 1CHF, Exp. 6/5/18[1] (Cost $0)	197,856	—

	Shares

Investment Company—2.0%

Oppenheimer Institutional
Government Money
Market Fund, Cl. E, 1.71%[2,5] (Cost $537,604,540)	537,604,540	537,604,540

Total Investments, at Value (Cost $19,456,458,063)	99.6%	27,035,611,154

Net Other Assets (Liabilities)	0.4	101,614,122

Net Assets	100.0%	$27,137,225,276

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018

Aalberts Industries NV	6,839,820	—	281,746	6,558,074
ams AG	1,376,153	3,203,997	—	4,580,150
Boskalis Westminster	5,094,910	2,606,604	—	7,701,514
Dignity plc	4,756,330	—	4,756,330	—
Domino’s Pizza Group plc	49,301,541	—	—	49,301,541
Essentra plc	21,935,344	—	—	21,935,344
NEX Group plc	22,991,902	124,732	952,200	22,164,434
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,101,764,666	1,288,558,397	1,852,718,523	537,604,540
Prosegur Cia de Seguridad SA	41,067,105	—	1,691,635	39,375,470
Scout24 AG	6,643,276	—	—	6,643,276
SPAR Group Ltd. (The)	14,569,545	—	600,149	13,969,396

13        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares November 30, 2017		Gross Additions		Gross Reductions	Shares May 31, 2018

Spectris plc[a]	6,166,436		—		254,000	5,912,436
Technicolor SA	33,477,250		—		—	33,477,250
Temenos AG	4,273,616		—		176,038	4,097,578
TP ICAP plc	30,570,947		766,906		1,259,270	30,078,583
Travis Perkins plc[a]	14,067,236		—		4,549,350	9,517,886
VAT Group AG	—		1,866,992		—	1,866,992

	Value		Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Aalberts Industries NV	$321,833,439		$4,640,046		$7,519,250	$(21,198,519)
ams AG	394,574,658		—		—	(46,812,603)
Boskalis Westminster	212,548,375		7,818,885		—	(77,392,895)
Dignity plc	—		—		(33,486,933)	(23,767,393)
Domino’s Pizza Group plc	248,720,968		3,609,945		—	31,610,188
Essentra plc	138,350,585		4,405,424		—	(11,675,440)
NEX Group plc	298,125,218		1,074,619	[b]	(2,200,637)	127,456,429
Oppenheimer Institutional
Government Money Market Fund, Cl. E	537,604,540		3,413,195		—	—
Prosegur Cia de Seguridad SA	270,691,602		20,237,543		1,590,041	(54,222,061)
Scout24 AG	340,499,727		—		—	60,684,245
SPAR Group Ltd. (The)	211,555,953		3,981,956		(842,713)	19,409,183
Spectris plc[a]	—	[c]	2,965,234		915,983	19,176,369
Technicolor SA	57,753,262		—		—	(64,987,555)
Temenos AG	608,483,224		2,755,468		19,335,016	86,752,623
TP ICAP plc	167,573,701		4,813,548	[b]	(530,795)	(38,304,853)
Travis Perkins plc[a]	—	[c]	4,237,526		(37,326,499)	(6,255,067)
VAT Group AG	266,541,389		7,141,545		—	(14,428,352)

Total	$4,074,856,641		$71,094,934		$(45,027,287)	$(13,955,701)

a. No longer an affiliate at period end.

b. All or a portion of the transactions were the result of non-cash dividends.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,129,613,910 or 4.16% of the Fund’s net assets at period end.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

5. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
France	$4,300,794,074	15.9%
United Kingdom	3,479,130,768	12.9
Germany	3,355,820,624	12.4
Japan	3,255,816,123	12.0
Switzerland	3,015,671,893	11.2
Netherlands	1,405,960,867	5.2

14        OPPENHEIMER INTERNATIONAL GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
Canada	$1,130,816,692	4.2%
Spain	1,121,121,470	4.1
Denmark	1,056,728,033	3.9
United States	943,128,241	3.5
India	702,843,351	2.6
Sweden	609,928,255	2.3
China	441,176,541	1.6
Australia	402,818,874	1.5
Austria	394,574,657	1.5
Finland	373,675,135	1.4
Thailand	308,647,383	1.1
Hong Kong	280,034,224	1.0
South Africa	211,555,953	0.8
Ireland	150,327,542	0.6
Brazil	95,040,454	0.3

Total	$27,035,611,154	100.0%

See accompanying Notes to Financial Statements.

15        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $16,197,669,490)	$22,960,754,513
Affiliated companies (cost $3,258,788,573)	4,074,856,641

27,035,611,154

Cash	19,798,510

Cash—foreign currencies (cost $397,751)	519,537

Receivables and other assets:
Dividends	126,839,403
Shares of beneficial interest sold	33,592,001
Other	741,667

Total assets	27,217,102,272

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	52,477,238
Foreign capital gains tax	23,951,423
Distribution and service plan fees	848,916
Trustees’ compensation	737,702
Shareholder communications	7,052
Other	1,854,665

Total liabilities	79,876,996

Net Assets	$27,137,225,276

Composition of Net Assets
Paid-in capital	$19,624,228,826

Accumulated net investment income	221,597,141

Accumulated net realized loss on investments and foreign currency transactions	(263,348,458)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,554,747,767

Net Assets	$27,137,225,276

16        OPPENHEIMER INTERNATIONAL GROWTH FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,960,149,988 and
67,391,280 shares of beneficial interest outstanding)	$43.92

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$46.60

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $296,056 and 7,041 shares of beneficial interest outstanding)	$42.05

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $458,033,653 and 11,014,424 shares of beneficial interest outstanding)	$41.58

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$11,298,454,425 and 258,431,236 shares of beneficial interest outstanding)	$43.72

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $484,961,224 and 11,258,293 shares of beneficial interest outstanding)	$43.08

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,935,329,930 and 273,213,503 shares of beneficial interest outstanding)	$43.68

See accompanying Notes to Financial Statements.

17        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $36,373,656)	$271,780,822
Affiliated companies (net of foreign withholding taxes of $7,648,411)	71,094,934

Interest	4,213

Total investment income	342,879,969

Expenses
Management fees	89,638,044

Distribution and service plan fees:
Class A	3,905,839
Class B	7,728
Class C	2,352,435
Class R	1,235,546

Transfer and shareholder servicing agent fees:
Class A	3,145,251
Class B	1,574
Class C	469,269
Class I	1,663,185
Class R	493,186
Class Y	12,786,591

Shareholder communications:
Class A	10,735
Class B	70
Class C	1,409
Class I	13,301
Class R	389
Class Y	30,941

Custodian fees and expenses	1,431,077

Borrowing fees	493,347

Trustees’ compensation	191,231

Other	269,476

Total expenses	118,140,624
Less reduction to custodian expenses	(8,019)
Less waivers and reimbursements of expenses	(466,752)

Net expenses	117,665,853

Net Investment Income	225,214,116

18        OPPENHEIMER INTERNATIONAL GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies(net of foreign capital gains tax of $242,532)	$494,440,717
Affiliated companies	(45,027,287)
Foreign currency transactions	200,451

Net realized gain	449,613,881

Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $3,157,037)	(326,425,520)
Affiliated companies	(13,955,701)
Translation of assets and liabilities denominated in foreign currencies	(1,590,826)

Net change in unrealized appreciation/depreciation	(341,972,047)

Net Increase in Net Assets Resulting from Operations	$332,855,950

See accompanying Notes to Financial Statements.

19        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017

Operations
Net investment income	$225,214,116	$255,686,768

Net realized gain (loss)	449,613,881	(59,445,386)

Net change in unrealized appreciation/depreciation	(341,972,047)	5,999,060,268

Net increase in net assets resulting from operations	332,855,950	6,195,301,650

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(19,117,217)	(43,789,345)
Class B	—	—
Class C	—	(1,277,824)
Class I	(111,069,812)	(102,142,501)
Class R	(2,152,886)	(3,455,954)
Class Y	(110,353,712)	(133,413,496)

	(242,693,627)	(284,079,120)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(308,927,121)	(1,875,348,412)
Class B	(2,798,020)	(5,909,021)
Class C	(14,229,540)	(94,689,305)
Class I	743,323,122	2,166,999,692
Class R	(3,675,102)	(9,193,664)
Class Y	(660,953,182)	(269,714,228)

	(247,259,843)	(87,854,938)

Net Assets
Total increase (decrease)	(157,097,520)	5,823,367,592

Beginning of period	27,294,322,796	21,470,955,204

End of period (including accumulated net investment income of $221,597,141 and $239,076,652, respectively)	$27,137,225,276	$27,294,322,796

See accompanying Notes to Financial Statements.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$43.71	$34.34	$37.14	$36.45	$37.45	$30.43

Income (loss) from investment operations:
Net investment income[2]	0.30	0.35	0.38	0.31	0.38	0.36
Net realized and unrealized gain (loss)	0.17	9.38	(2.87)	0.68	(1.11)	7.02

Total from investment operations	0.47	9.73	(2.49)	0.99	(0.73)	7.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.36)	(0.31)	(0.30)	(0.27)	(0.36)

Net asset value, end of period	$43.92	$43.71	$34.34	$37.14	$36.45	$37.45

Total Return, at Net Asset Value[3]	1.10%	28.61%	(6.73)%	2.76%	(1.95)%	24.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,960,150	$3,249,744	$4,253,937	$5,394,512	$4,726,302	$3,903,102

Average net assets (in thousands)	$3,162,189	$3,550,263	$5,062,192	$4,848,329	$4,897,214	$3,048,384

Ratios to average net assets:[4]
Net investment income	1.34%	0.89%	1.08%	0.85%	1.02%	1.05%
Expenses excluding specific expenses listed below	1.10%	1.13%	1.14%	1.14%	1.14%	1.21%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.10%	1.13%	1.14%	1.14%	1.14%	1.21%
Expenses after payments,waivers and/or reimbursements and reduction to custodian expenses	1.10%[7]	1.11%	1.14%[7]	1.14%[7]	1.14%[7]	1.20%

Portfolio turnover rate	8%	22%	9%	10%	12%	12%

21        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.10%
Year Ended November 30, 2017	1.13%
Year Ended November 30, 2016	1.14%
Year Ended November 30, 2015	1.14%
Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$41.77	$32.72	$35.35	$34.66	$35.62	$28.89

Income (loss) from investment operations:
Net investment income[2]	0.12	0.13	0.10	0.05	0.08	0.10
Net realized and unrealized gain (loss)	0.16	8.92	(2.73)	0.64	(1.04)	6.69

Total from investment operations	0.28	9.05	(2.63)	0.69	(0.96)	6.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.06)

Net asset value, end of period	$42.05	$41.77	$32.72	$35.35	$34.66	$35.62

Total Return, at Net Asset Value[3]	0.67%	27.66%	(7.44)%	1.99%	(2.70)%	23.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296	$3,053	$7,642	$15,789	$23,058	$31,300

Average net assets (in thousands)	$1,537	$5,073	$11,285	$18,861	$27,680	$31,491

Ratios to average net assets:[4]
Net investment income	0.57%	0.35%	0.30%	0.14%	0.22%	0.30%
Expenses excluding specific expenses listed below	1.88%	1.89%	1.89%	1.89%	1.90%	2.04%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.88%	1.89%	1.89%	1.89%	1.90%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%[7]	1.87%	1.89%[7]	1.89%[7]	1.90%[7]	1.98%

Portfolio turnover rate	8%	22%	9%	10%	12%	12%

23        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.88%
Year Ended November 30, 2017	1.89%
Year Ended November 30, 2016	1.89%
Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$41.29	$32.44	$35.10	$34.49	$35.54	$28.87

Income (loss) from investment operations:
Net investment income[2]	0.12	0.03	0.10	0.05	0.09	0.09
Net realized and unrealized gain (loss)	0.17	8.91	(2.70)	0.63	(1.04)	6.71

Total from investment operations	0.29	8.94	(2.60)	0.68	(0.95)	6.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.06)	(0.07)	(0.10)	(0.13)

Net asset value, end of period	$41.58	$41.29	$32.44	$35.10	$34.49	$35.54

Total Return, at Net Asset Value[3]	0.73%	27.64%	(7.42)%	1.99%	(2.68)%	23.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$458,034	$468,753	$453,990	$543,536	$498,041	$368,340

Average net assets (in thousands)	$472,400	$455,969	$519,037	$525,184	$471,895	$267,686

Ratios to average net assets:[4]
Net investment income	0.59%	0.09%	0.30%	0.14%	0.25%	0.29%
Expenses excluding specific expenses listed below	1.85%	1.88%	1.89%	1.89%	1.89%	1.93%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.85%	1.88%	1.89%	1.89%	1.89%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%[7]	1.86%	1.89%[7]	1.89%[7]	1.89%[7]	1.93%[7]

Portfolio turnover rate	8%	22%	9%	10%	12%	12%

25        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.85%
Year Ended November 30, 2017	1.88%
Year Ended November 30, 2016	1.89%
Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class I	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$43.62	$34.31	$37.09	$36.43	$37.41	$30.37

Income (loss) from investment operations:
Net investment income[2]	0.39	0.45	0.49	0.48	0.55	0.44
Net realized and unrealized gain (loss)	0.17	9.40	(2.81)	0.65	(1.11)	7.08

Total from investment operations	0.56	9.85	(2.32)	1.13	(0.56)	7.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.54)	(0.46)	(0.47)	(0.42)	(0.48)

Net asset value, end of period	$43.72	$43.62	$34.31	$37.09	$36.43	$37.41

Total Return, at Net Asset Value[3]	1.30%	29.14%	(6.31)%	3.19%	(1.51)%	25.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,298,454	$10,542,873	$6,435,502	$4,381,328	$3,763,546	$1,870,890

Average net assets (in thousands)	$11,126,063	$8,241,107	$5,488,355	$4,091,145	$3,030,734	$961,530

Ratios to average net assets:[4]
Net investment income	1.76%	1.15%	1.38%	1.31%	1.47%	1.28%
Expenses excluding specific expenses listed below	0.69%	0.69%	0.70%	0.70%	0.70%	0.72%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.69%	0.69%	0.70%	0.70%	0.70%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%[7]	0.69%[7]	0.70%[7]	0.70%[7]	0.70%[7]	0.72%[7]

Portfolio turnover rate	8%	22%	9%	10%	12%	12%

27        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	0.69%
Year Ended November 30, 2017	0.69%
Year Ended November 30, 2016	0.70%
Year Ended November 30, 2015	0.70%
Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class R	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$42.86	$33.70	$36.44	$35.80	$36.81	$29.89

Income (loss) from investment operations:
Net investment income[2]	0.24	0.21	0.27	0.23	0.28	0.26
Net realized and unrealized gain (loss)	0.17	9.25	(2.79)	0.65	(1.09)	6.92

Total from investment operations	0.41	9.46	(2.52)	0.88	(0.81)	7.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.30)	(0.22)	(0.24)	(0.20)	(0.26)

Net asset value, end of period	$43.08	$42.86	$33.70	$36.44	$35.80	$36.81

Total Return, at Net Asset Value[3]	0.96%	28.31%	(6.96)%	2.50%	(2.19)%	24.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$484,961	$486,089	$390,589	$400,622	$369,630	$272,619

Average net assets (in thousands)	$496,583	$443,397	$399,345	$390,160	$341,419	$213,038

Ratios to average net assets:[4]
Net investment income	1.09%	0.55%	0.78%	0.64%	0.74%	0.79%
Expenses excluding specific expenses listed below	1.35%	1.38%	1.38%	1.39%	1.39%	1.45%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.35%	1.38%	1.38%	1.39%	1.39%	1.45%
Expenses after payments,waivers and/or reimbursements and reduction to custodian expenses	1.35%[7]	1.36%	1.38%[7]	1.39%[7]	1.39%[7]	1.44%

Portfolio turnover rate	8%	22%	9%	10%	12%	12%

29        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.35%
Year Ended November 30, 2017	1.38%
Year Ended November 30, 2016	1.38%
Year Ended November 30, 2015	1.39%
Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$43.55	$34.23	$37.01	$36.36	$37.35	$30.34

Income (loss) from investment operations:
Net investment income[2]	0.35	0.41	0.47	0.42	0.46	0.46
Net realized and unrealized gain (loss)	0.16	9.37	(2.85)	0.64	(1.10)	6.99

Total from investment operations	0.51	9.78	(2.38)	1.06	(0.64)	7.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.46)	(0.40)	(0.41)	(0.35)	(0.44)

Net asset value, end of period	$43.68	$43.55	$34.23	$37.01	$36.36	$37.35

Total Return, at Net Asset Value[3]	1.21%	28.96%	(6.49)%	2.99%	(1.71)%	24.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,935,330	$12,543,811	$9,929,295	$10,782,234	$8,774,567	$6,691,921

Average net assets (in thousands)	$12,873,782	$12,176,817	$10,731,785	$10,135,130	$8,185,239	$5,487,802

Ratios to average net assets:[4]
Net investment income	1.59%	1.04%	1.33%	1.13%	1.23%	1.38%
Expenses excluding specific expenses listed below	0.86%	0.88%	0.89%	0.89%	0.89%	0.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.86%	0.88%	0.89%	0.89%	0.89%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%[7]	0.86%	0.89%[7]	0.89%[7]	0.89%[7]	0.90%[7]

Portfolio turnover rate	8%	22%	9%	10%	12%	12%

31        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	0.86%
Year Ended November 30, 2017	0.88%
Year Ended November 30, 2016	0.89%
Year Ended November 30, 2015	0.89%
Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2018 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at

33        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

34        OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended November 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended November 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 30, 2017 capital loss carryforwards are included in the table below. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$665,679,615

At period end, it is estimated that the capital loss carryforwards would be $216,065,734 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $449,613,881 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due

35        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$19,494,037,162
Federal tax cost of other investments	397,751

Total federal tax cost	$19,494,434,913

Gross unrealized appreciation	$9,334,537,142
Gross unrealized depreciation	(1,817,368,474)

Net unrealized appreciation	$7,517,168,668

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the

36        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used

37        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,101,765,771	$4,963,142,188	$—	$6,064,907,959
Consumer Staples	540,886,168	2,484,794,344	—	3,025,680,512
Energy	—	356,620,253	—	356,620,253
Financials	328,186,806	1,456,200,859	—	1,784,387,665
Health Care	—	2,794,845,331	2,848	2,794,848,179
Industrials	—	4,268,780,193	—	4,268,780,193
Information Technology	315,553,581	6,108,846,895	—	6,424,400,476
Materials	337,497,081	748,299,530	—	1,085,796,611
Telecommunication Services	—	690,618,043	—	690,618,043
Preferred Stock	1,966,723	—	—	1,966,723
Rights, Warrants and Certificates	—	—	—	—
Investment Company	537,604,540	—	—	537,604,540

Total Assets	$3,163,460,670	$23,872,147,636	$2,848	$27,035,611,154

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

38        OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

39        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

40        OPPENHEIMER INTERNATIONAL GROWTH FUND

5. Market Risk Factors (Continued)

    typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	7,153,822	$318,271,240	23,384,713	$891,969,392
Dividends and/or distributions reinvested	368,769	15,982,424	1,102,537	37,916,263
Redeemed	(14,473,029)	(643,180,785)	(74,019,607)	(2,805,234,067)

Net decrease	(6,950,438)	$(308,927,121)	(49,532,357)	$(1,875,348,412)

Class B
Sold	991	$42,173	7,036	$258,875
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(67,045)	(2,840,193)	(167,466)	(6,167,896)

Net decrease	(66,054)	$(2,798,020)	(160,430)	$(5,909,021)

Class C
Sold	947,020	$39,927,980	1,734,397	$65,069,982
Dividends and/or distributions reinvested	—	—	33,508	1,096,381
Redeemed	(1,284,158)	(54,157,520)	(4,410,945)	(160,855,668)

Net decrease	(337,138)	$(14,229,540)	(2,643,040)	$(94,689,305)

Class I
Sold	40,116,305	$1,777,471,002	112,679,234	$4,474,908,956
Dividends and/or distributions reinvested	2,213,094	95,273,724	2,802,712	95,796,703
Redeemed	(25,577,584)	(1,129,421,604)	(61,395,521)	(2,403,705,967)

Net increase	16,751,815	$743,323,122	54,086,425	$2,166,999,692

Class R
Sold	1,697,923	$74,101,847	2,931,234	$112,559,356
Dividends and/or distributions reinvested	45,886	1,952,456	92,861	3,138,702
Redeemed	(1,827,006)	(79,729,405)	(3,272,073)	(124,891,722)

Net decrease	(83,197)	$(3,675,102)	(247,978)	$(9,193,664)

Class Y
Sold	43,195,723	$1,911,810,388	150,941,870	$5,785,785,346
Dividends and/or distributions reinvested	2,017,447	86,851,078	2,702,975	92,387,703
Redeemed	(60,047,277)	(2,659,614,648)	(155,637,371)	(6,147,887,277)

Net decrease	(14,834,107)	$(660,953,182)	(1,992,526)	$(269,714,228)

41        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,413,087,266	$2,214,511,507

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Next $10 billion	0.63
Next $10 billion	0.61
Over $30 billion	0.59

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

42        OPPENHEIMER INTERNATIONAL GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	12,595
Accumulated Liability as of May 31, 2018	108,604

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

43        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 31, 2018	$177,875	$8,353	$530	$19,242

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$41,155
Class B	34
Class C	5,956
Class R	6,167
Class Y	159,611

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $253,829 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

44        OPPENHEIMER INTERNATIONAL GROWTH FUND

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

45        OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46        OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert Dunphy, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

47        OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48        OPPENHEIMER INTERNATIONAL GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

49        OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

50        OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51        OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52        OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53        OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54        OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55        OPPENHEIMER INTERNATIONAL GROWTH FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0825.001.0518 July 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/20/2018